Exhibit 99.1

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                   ACADIA PARTNERS, L.P.

                                   By: Acadia FW Partners, L.P.,
                                         general partner

                                       By: Acadia MGP, Inc.,
                                             general partner

                                             By: /s/ W. R. Cotham
                                              W. R. Cotham,
                                              Vice President

                                   ACADIA FW PARTNERS, L.P.

                                   By: Acadia MGP, Inc.,
                                         general partner

                                        By: /s/ W. R. Cotham
                                            W. R. Cotham,
                                            Vice President

                                   CAPITAL PARTNERSHIP

                                   By: Margaret Lee Bass 1980 Trust,
                                         managing partner

                                         By: Panther City Investment
                                             Company, trustee

                                             By: /s/ W. R. Cotham
                                              W. R. Cotham,
                                              President

                                   MARGARET LEE BASS 1980 TRUST

                                   By: Panther City Investment Company,
                                         trustee

                                        By: /s/ W. R. Cotham
                                            W. R. Cotham,
                                            President


                                   /s/ W. R. Cotham
                                   W. R. COTHAM
                                   Individually and as Vice President of
                                   ACADIA MGP, Inc. and as President of
                                   PANTHER CITY INVESTMENT COMPANY

                                   Attorney-in-Fact for:

                                   ROBERT M. BASS (1)
                                   J. TAYLOR CRANDALL (2)
                                   KH CARL PARTNERS, L.P. (3)
                                   BERNARD J. CARL (4)
                                   ROSECLIFF-NEW AMERICAN 1988 PARTNERS,
                                   L.P. (5)
                                   DANIEL L. DOCTOROFF (6)


(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of J. Taylor Crandall is filed herewith as Exhibit 99.2.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of KH Carl Partners, L.P. is filed herewith as Exhibit 99.3.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Bernard J. Carl is filed herewith as Exhibit 99.4.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Rosecliff-New American 1988 Partners, L.P. is filed herewith as
     Exhibit 99.5.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Daniel L. Doctoroff is filed herewith as Exhibit 99.6.